UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Emerging Europe & Mediterranean Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Stocks in emerging European countries declined in the one-year period ended October 31, 2011, as selling prompted by weakening global growth, European debt concerns, and increased risk aversion in the last six months eradicated solid gains in the first half of our fiscal year. In the last six months, all major markets in our opportunity set fell at least 20% in U.S. dollar terms, partially because of weaker currencies versus the dollar. Shares in Russia and other former Soviet republics tumbled with prices of commodities and other natural resources, while the main Central Eastern European markets struggled as the European sovereign debt crisis intensified and eurozone economic growth weakened. Turkish shares sagged amid concerns about a widening trade deficit and rising inflation.

Your fund returned -26.17% in the last six months and -17.68% for the one-year period. As shown in the Performance Comparison table, the fund significantly lagged the MSCI Emerging Markets Europe Index for the full year—largely because of weak relative performance in the first six months of the period—and narrowly trailed the index in the latter half of our fiscal year.

In the last six months, stock selection in Russia and our overweight in Ukraine versus the benchmark hurt our relative performance. On the plus side, lack of exposure to Hungary, whose market slumped nearly 43%, was helpful. For the 12-month period, our stock selection in Russia was the primary reason for the fund’s significant underperformance.

We have broader sector diversification in Russia than the MSCI benchmark—which has a high concentration in Russian energy companies—because we believe that better serves our investors’ long-term interests. We underweight energy to take advantage of promising opportunities offered by industries and sectors poised to benefit from the growth of a consumer economy, such as banks and food retailers. Please see the Portfolio Review section for a more thorough discussion about our fund’s investments in Russia.

ANNUAL MEETING—PLEASE VOTE YOUR PROXY

The fund is holding an annual meeting on February 8, 2012. By now, shareholders of record as of November 10, 2011, should have received proxy voting forms. If you have not, please contact us at 1-800-225-5132. At the meeting, shareholders will vote—in person or by proxy—for or against a slight change in the fund’s investment objective that was approved by the fund’s Board of Directors and resulted, in part, from Israel being reclassified from an emerging to a developed market in 2010.

The fund’s current objective is “to seek long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.” The proposed new objective is “to seek long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.” While the fund may hold modest positions in Mediterranean countries such as Egypt, its primary focus will be to invest in emerging European countries.

If a majority of the fund’s shareholders vote for the change, the fund’s name will be changed to the T. Rowe Price Emerging Europe Fund. In addition, the fund will modify its principal investment strategy to normally invest at least 80% of its net assets in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. If shareholder approval is obtained, these changes are expected to be effective on March 1, 2012.

PORTFOLIO REVIEW

COMMONWEALTH OF INDEPENDENT STATES

Russia

Russian stocks slumped more than 22% in dollar terms in the last six months but were essentially flat for the 12-month period, as shown in the Market Performance table on page 4. Russia is our largest country weighting in absolute terms (71% of assets at the end of October) and our largest overweight versus the MSCI index. The Russian market is dominated by companies in the energy sector and, to a lesser extent, the materials and financials sectors and tends to be sensitive to sharp oil price movements and global growth expectations. Economic growth this year, though not spectacular, has been stronger than that of many developed economies, helped by elevated prices of various natural resources. There was some clarity in Russian politics with the announcement that Prime Minister Vladimir Putin is likely to return to the presidency—a position he held from 2000 to 2008—after the March 2012 election. However, the state continues to have significant influence in various sectors of the economy, so we are judicious in our stock selection.

As noted earlier, many of our Russian investments are intended to benefit from the growth of a consumer economy. Unfortunately, short-term stock performance was not reflective of our holdings’ long-term growth potential. Our two commercial bank holdings—Sberbank of Russia, our largest holding at the end of October, and Bank Saint Petersburg—were among the fund’s largest absolute detractors in our 6- and 12-month reporting periods. Despite their recent poor performance, we continue to believe that the Russian consumer banking environment looks promising over the long term due to expectations for strong retail loan growth. Our positions in food retailers Magnit and X5 Retail Group struggled in the last six months, though Magnit held up notably better than X5 over the last year, as X5’s profit margins were hurt by not fully passing along higher food costs to customers. While a deteriorating consumer environment is partially responsible for their recent weakness, we believe that the underdeveloped and unconsolidated retail food market could grow at a double-digit rate for the next few years. Another significant detractor over the last year was CTC Media, a large TV broadcaster that has been benefiting from the rapid growth of TV advertising spending. Shares were hurt by expectations for weaker advertising revenues in 2012 and falling viewership levels. Nevertheless, we believe that the company’s long-term prospects remain favorable, as TV will continue to have the largest share in the Russian advertising market. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Although we are underweighting Russian energy names, we own stakes in oil and gas companies such as Novatek and Gazprom. The Russian oil and gas sector has positive fundamentals, such as cheap and abundant assets, excellent reserves, a high level of industry concentration and vertical integration, and premium domestic refining margins. However, the sector has underperformed in recent years due to slowing production growth and uncertainty over tax reform. Gazprom was one of our largest relative detractors over the last year, although this was partially offset by our holding in Novatek, which produced excellent 12-month returns. The company is one of the largest Russian natural gas producers and has been acquiring smaller companies in recent years to help boost its ability to increase production. We also own Eurasia Drilling, the largest independent drilling company in Russia. Despite solid fundamentals, including strong revenue growth and reasonable valuations, shares have been disappointing over the last year. In response, the company’s management announced a $60 million share buyback program at the end of August.

We own several low-cost Russian metals producers in the materials sector. Unfortunately, most of our holdings declined with commodity prices in the last six months, led by Magnitogorsk Iron & Steel Works, which we believe is one of the world’s most attractively valued steel stocks, and Novolipetsk Steel, a new portfolio holding that we believe has the strongest balance sheet in the Russian steel sector. While their recent stock performance has been disappointing, we believe both companies have strong managements and growth prospects. Another disappointing holding over the last year was Mechel, a company with coal, steel, and iron ore operations that we eliminated due to concerns about debts on its balance sheet. On the plus side, potash producer Uralkali was one of our top absolute performance contributors in both the 6- and 12-month reporting periods. Uralkali is one of the world’s lowest-cost producers of potash, a chemical used in fertilizer, and the company is expanding its production capacity.

We have been adding to our industrial holdings, such as Globaltrans Investment, a leading private freight rail transportation group that did well over the last year, and Mostotrest, the largest player in Russia’s transport infrastructure construction market. Both companies should benefit from increased infrastructure spending. We also own Global Ports Investment, which is one of the largest maritime container terminal operators in Russia and which held up fairly well in the recent downturn.

Ukraine and Kazakhstan

Stocks in these former Soviet republics were among the hardest hit in the last six months, falling about 51% and 26%, respectively, amid heightened risk aversion, slowing global growth, and a pullback in commodity prices. Twelve-month results were somewhat better, thanks to strength in the first half of our fiscal year, but still negative. While these peripheral countries have little or no representation in our benchmark, we continue to believe that they offer good long-term growth opportunities and provide us with an opportunity to diversify the portfolio.

Ukraine’s economy remains highly dependent on demand for its steel and agricultural products. Our two Ukrainian holdings—MHP and UK-listed Ferrexpo—fared poorly in the last six months. MHP, despite favorable metrics in its poultry, meat processing, and agricultural operations, was hurt by fears that a potential currency devaluation would strain its financial situation, as the company reports its earnings and revenues and has most of its debts denominated in U.S. dollars. We believe the concerns are excessive because MHP has sufficient revenues to cover all debt-related payments going forward, even if there is a moderate devaluation. Ferrexpo, whose iron ore operations are vertically integrated, declined with the broad market in the last six months and was hurt by higher-than-expected costs, as indicated by a sharp year-over-year increase in producer prices. However, the stock was one of our top absolute contributors to performance for the full year. We trimmed our position in the last six months.

Kazakhstan is rich in natural resources and relies greatly on oil exports. Economic growth has been spreading beyond its commodity-related sectors, and its banking system is also developing at a brisk pace. Our primary Kazakh investments at the end of our reporting period were Halyk Savings Bank and copper producer Kazakhmys. We eliminated our position in Eurasian Natural Resources in the last six months due to corporate governance concerns and falling ferrochrome prices. While Halyk’s shares have struggled throughout the last year, we believe it is best positioned among all Kazakh banks to benefit from increased loan demand. We reestablished a position in Kazakhmys near the end of our reporting period. The company is a low-cost copper producer with a strong balance sheet and very attractive valuations following a sharp slide in copper prices this year. In addition, the company is conducting a share buyback of up to $250 million, which could put a floor under the stock price.

EMERGING EUROPE

Turkey

Turkish stocks tumbled about 28% and 34% in dollar terms in our 6- and 12-month reporting periods, respectively. Rising inflation, a widening trade deficit, currency weakness, and instability in neighboring Syria are some of the factors that have contributed to the market’s poor performance this year. The central bank has adopted unorthodox monetary policies—in an attempt to control multiple variables such as inflation, the lira, the trade deficit, and bank lending growth—that may hurt its long-term credibility if they are unsuccessful. Still, Turkey has strong long-term potential, a young and growing population, a solid banking system, and robust gross domestic product (GDP) growth. In addition, S&P recently increased Turkey’s local currency rating to BBB-, the lowest investment-grade ranking. The country’s foreign currency sovereign rating remained BB, which is below investment grade.

Our core Turkish holdings are Turkiye Garanti Bankasi, a private sector bank; Turkiye Halk Bankasi, a well-run state-owned bank; and Yapi Ve Kredi Bankasi, one of the largest private sector banks. While their long-term potential for growth and profitability remain solid, these banks have been hurt over the last year by the central bank’s unorthodox monetary policies. Policy changes now take place more frequently than once per month, which can add to interest rate volatility. One of the last policy changes in our reporting period was tantamount to a 400-basis-point (four-percentage-point) rate increase, which will undoubtedly slow economic and loan growth next year. For the time being, we are maintaining our positions in these banks but may trim them on strength.

In other sectors, we own shares of companies that should benefit from increasing consumption in Turkey, such as BIM Birlesik Magazalar, a discount food retailer with solid revenue growth, an attractive business model, and high-quality management, and Bizim Toptan Satis Magazalari, a leading cash-and-carry wholesale retailer. While shares of both companies sagged in our 6- and 12-month reporting periods, we continue to believe their long-term prospects are sound. In addition, we continued to build a position in Tofas Turk Otomobil Fabrika, which should benefit from the introduction of new models.

CENTRAL EASTERN EUROPE

The primary markets of Central Eastern Europe—Poland, Hungary, and the Czech Republic—fell at least 20% in dollar terms in the last six months. Twelve-month performance was more varied, with Czech stocks flat, Polish stocks down 15%, and Hungarian shares down almost 34%. We remain cautious on the region and have little or no exposure to these countries because macroeconomic fundamentals, while improving, are still relatively weak.

Poland has reasonable growth potential, although its fiscal and trade deficits are high, and valuations on a relative basis are expensive. Two companies that we own with business in Poland are PKO Bank Polski, the country’s largest bank, and Portugal-listed food retailer Jeronimo Martins. Shares of PKO fared poorly over the last year amid challenging economic conditions, although net interest margins have recently started to improve and the bank has been able to control costs. Another concern is that the government, which owns a 51% stake, may privatize the bank further when market conditions are more favorable. On the other hand, Jeronimo Martins was a major contributor to fund performance in the 6- and 12-month reporting periods. The company owns the Polish supermarket chain Biedronka, a rapidly growing hard discount retailer that accounts for more than two-thirds of the company’s sales and earnings and has produced strong financial results.

We do not own any securities in Hungary. The country has very high fiscal debts and deficits, and many Hungarian homeowners are struggling to make payments on Swiss franc-denominated mortgage loans that were issued when the franc was much weaker than the forint. In the Czech Republic, we only hold Komercni Banka, an attractively valued bank with a high dividend yield and a strong capital position. We purchased more shares during the last six months as the stock fell sharply. The bank is poised to benefit from a pick up in Czech corporate loan growth and continued solid demand for mortgages. Unlike many Polish and Hungarian banks, Komercni holds no mortgages denominated in foreign currencies, so weakness in the koruna should not cause any fundamental concerns. We believe that the biggest risk to the bank would be a substantial slowdown in Germany, to which the Czech economy is closely tied.

OUTLOOK

While there are concerns about slower economic growth in developed markets, emerging markets continue to experience good growth. Inflationary pressures have eased, with most central banks coming to the end of their tightening cycle. Despite this, emerging markets have significantly underperformed developed markets. The ongoing sovereign debt crisis in the eurozone continues to threaten the economic outlook, and while emerging markets’ banks have little direct exposure to Greece, a Greek default would likely hurt emerging markets equities.

We remain optimistic about the prospects for emerging Europe over the long term, but we are cautious in the near to medium term primarily due to global growth concerns. We continue to favor companies that should benefit from rising penetration levels within underdeveloped sectors and long-term growth of individual wealth and consumer spending. We also maintain exposure to low-cost commodity producers with growing production volumes.

In Russia, the deterioration in the global growth outlook coupled with a sharp fall in oil prices remains a key risk. While slower growth in 2012 is likely, we believe the economy will remain relatively resilient, led by consumer activity based on wage and pension increases, lower inflation, and increased lending activity. Turkey continues to face headwinds in the form of rising inflation and a current account deficit, but there are preliminary signs that the deficit could improve in the months ahead. The longer-term view for Turkey looks very good, although volatility is likely to remain high and the country is vulnerable to a sharp decline in risk appetite. In Central Eastern Europe, the primary markets are likely to be hurt by slower eurozone growth, particularly the export-oriented markets of the Czech Republic and Hungary.

In closing, we would like to remind our investors, particularly newer investors, that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should only represent a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Leigh Innes
Portfolio manager

November 15, 2011

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CZECH REPUBLIC 1.3%		
Common Stocks 1.3%		
Komercni Banka	33,500	6,455
Total Czech Republic (Cost $7,030)		6,455
GEORGIA 1.4%		
Common Stocks 1.4%		
Bank of Georgia, GDR (USD)	562,614	7,157
Total Georgia (Cost $10,148)		7,157
KAZAKHSTAN 2.0%		
Common Stocks 2.0%		
Halyk Savings Bank, GDR (USD) (1)	800,803	4,770
Kazakhmys (GBP)	315,580	4,671
Kazakhstan Kagazy, GDR (USD) (1)(2)	3,273,950	229
Total Kazakhstan (Cost $26,392)		9,670
POLAND 2.3%		
Common Stocks 2.3%		
Ng2	215,992	2,979
PKO Bank Polski	743,610	8,365
Total Poland (Cost $15,07 2)		11,344
PORTUGAL 2.9%		
Common Stocks 2.9%		
Jeronimo Martins	824,377	14,177
Total Portugal (Cost $3,364)		14,177

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/11	Value 10/31/10
Kazakhstan Kagazy, GDR	$ -	$ -	$ -	$ *	$ 458
MHP, GDR	4,024	5,921	-	*	26,621
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	19	3,938	21,749
Totals			$ 19	$ 3,938	$ 48,828

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 3,938
Dividend income	19
Interest income	-
Investment income	$ 19
Realized gain (loss) on securities	$ 1,103
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe & Mediterranean Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on August 31, 2000. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Depository Receipts The fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and other depository receipts, which are certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. Depository Receipts are transferable, trade on established markets, and entitle the holder to all dividends paid by the underlying foreign security. Issuing banks generally charge a security administration fee.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $151,396,000 and $307,200,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to the current net operating loss. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, totaled $0 and $256,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2011, the fund utilized $17,253,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2011, expire as follows: $207,631,000 in fiscal 2017, and $7,949,000 in fiscal 2018. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $123,000 for Price Associates; $920,000 for T. Rowe Price Services, Inc.; and $49,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2011, the fund was allocated $12,000 of Spectrum Funds’ expenses, of which $8,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Redemption fees received from the Spectrum Funds are recorded as an increase to paid-in capital. At October 31, 2011, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Emerging Europe & Mediterranean Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Europe & Mediterranean Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $1,234,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,234,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,234,000 and foreign taxes paid of $1,234,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. R owe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd. (to
2011) and Portfolio Manager of Africa and
Middle East portfolios and other emerging mar-
kets strategies, Pictet Asset Management Ltd.
(to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

José Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008); Investment Banking
Analyst, Morgan Stanley (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.;
Vice President	formerly Equity Research Analyst, MTB
Investment Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly
Senior Portfolio Manager, Australian Equities
(to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities & Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe
Executive Vice President	Price Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Executive Vice President	Price Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management (to
2008); student, Stanford Graduate School of
Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008); Associate-
Senior Systems Analyst, Goldman Sachs
International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Deputy
Director, Space Industry Office, Manufacturing
Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Credit
Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University
of Chicago Graduate School of Business
(to 2008); Strategy Consultant, Capgemini
(to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011